SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  July 8, 1996 (July 3, 1996)


                             LASERSIGHT INCORPORATED
              Exact name of registrant as specified in its charter


                                    Delaware
                  State or other jurisdiction of incorporation



         0-19671                                         65-0273162
Commission File Number                      I.R.S. Employer Identification No.

                 12161 Lackland Road, St. Louis, Missouri 63146
                     Address of Principal Executive Offices



Registrant's telephone number, including area code:           (314) 469-3220
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Item 5.   Other Events.

The press release issued by LaserSight Incorporated dated July 8, 1996 is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

      Exhibit 99.  Press Release dated  July 8, 1996



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LaserSight Incorporated



Date:  July 8, 1996                         By: /s/ Gregory L. Wilson
                                                -------------------------
                                                  Gregory L. Wilson
                                                  Chief Financial Officer
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